UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2008

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (717)597-2137

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index to Exhibits Found on Page 3

Item 2.02       Result of Operations - Financial Condition.

Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports earnings of $1,597,619 or earnings per share of $.69 for the quarter ended June 30, 2008.  Return on average tangible equity and return on average tangible assets were 10.28% and 1.14%, respectively for the six months ending June 30, 2008.

Item 9.01.      Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibit:

99                                    News Release, dated July 16, 2008, of Tower Bancorp, Inc.

99.1                           Balance Sheets June 30, 2008 and 2007

99.2                           Income Statements for the six months ended June 30, 2008 and 2007

Pursuant to the requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this  report to be signed on its behalf by the undersigned  hereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Dated: July 16, 2008	/s/ Franklin T. Klink, III
Franklin T. Klink, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit

99	News Release, dated July 16, 2008, of Tower Bancorp, Inc.

99.1	Balance Sheets June 30, 2008 and 2007

99.2	Income Statements for the six months ended June 30, 2008 and 2007